UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
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Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 25, 2012

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DEX ONE CORPORATION
 (Exact name of registrant as specified in its charter)
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Delaware	1-07155	13-2740040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Winstead Drive, Cary, NC (Address of principal executive offices)	Registrant’s telephone number, including area code: (919) 297-1600	27513 (Zip Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 25, 2012, Dex One Corporation (“Dex One” or the “Company”) issued a press release containing certain financial results of the Company and its direct and indirect wholly-owned subsidiaries for the three and nine months ended September 30, 2012.  A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7.01	Regulation FD Disclosure.

 The Company is furnishing herewith additional information in conjunction with the October 25, 2012 earnings release.  This additional information includes: general Company information and highlights of financial results of the Company and its direct and indirect wholly-owned subsidiaries for the three and nine months ended September 30, 2012.  The additional information, attached as Exhibit 99.2 to this Current Report on Form 8-K, is being furnished and will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.

 The information included in Item 2.02, Item 7.01, Exhibit 99.1 and Exhibit 99.2 of this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 8.01	Other Events.

On August 20, 2012, Dex One entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for the merger (the “Merger”) between Dex One and SuperMedia Inc., a Delaware corporation (“SuperMedia”). Consummation of the Merger is subject to, among other things, receiving 100% approval from the current lenders to Dex One and SuperMedia, respectively, to amend each party’s existing credit agreements with their senior secured lenders all as set forth in the Merger Agreement. The Merger is also subject to other customary closing conditions. The Merger Agreement may be terminated by either party if the conditions to closing are not satisfied and the closing has not occurred before November 30, 2012, which date may, under certain circumstances, be extended until December 31, 2012.

Following the announcement of the proposed Merger, the current senior secured lenders for both companies formed a joint steering committee to evaluate the proposed amendments to the parties’ respective credit agreements as set forth in the Merger Agreement. Thus far, the senior secured lenders, acting through the steering committee, have rejected the proposed amendments to the parties’ respective credit agreements.  Dex One and SuperMedia continue to negotiate with the steering committee in an attempt to reach agreement on amendments to the parties’ respective credit agreements that will secure the consents necessary to effect the Merger. In light of the current negotiations, however, Dex One recognizes that the parties may not be able to obtain sufficient approval from the senior secured lenders to any proposed amendments to the parties’ respective credit agreements. Therefore, possible alternatives to the current transaction structure to effect the Merger are under consideration, including a “prepackaged” restructuring of the parties’ senior secured indebtedness through proceedings instituted under Chapter 11 of the Bankruptcy Code to implement possible amendments that may garner sufficient, though not unanimous, support from the parties’ respective lenders, while otherwise maintaining the basic economic terms of the Merger Agreement.  However, there can be no assurance that Dex One and SuperMedia can effect a transaction through an alternative structure, that the necessary consents will be obtained, or that the Merger will be consummated.

The Merger Agreement may be terminated by either party if it determines in good faith that the lender consents will not be obtained by December 31, 2012. Accordingly, it is possible that the Merger Agreement will be terminated, unilaterally, by either party.  The parties may amend the Merger Agreement to extend this deadline, or may waive the deadline, but it is possible that no agreement to amend, and no decision to waive, will be reached or that any agreement to so amend would contain terms or conditions that are different from those in the Merger Agreement.

Item 9.01	Financial Statements and Exhibits.

       (d)      Exhibits.

                  The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description

99.1	Press Release of Dex One Corporation issued October 25, 2012.

99.2	Additional Information of Dex One Corporation issued October 25, 2012.

Important Information For Investors and Security Holders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger transaction between SuperMedia Inc. (“SuperMedia”) and Dex One Corporation (“Dex One”) will be submitted to the respective stockholders of SuperMedia and Dex One. In connection with the proposed transaction, Newdex, Inc., a subsidiary of Dex One (“Newdex”), will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement/prospectus to be used by SuperMedia and Dex One to solicit the required approval of their stockholders and that also constitutes a prospectus of Newdex. INVESTORS AND SECURITY HOLDERS OF SUPERMEDIA AND DEX ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement/prospectus will be sent to security holders of SuperMedia and Dex One seeking their approval of the proposed transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other relevant documents filed by SuperMedia and Dex One with the SEC from the SEC’s website at www.sec.gov. Copies of the documents filed by SuperMedia with the SEC will be available free of charge on SuperMedia’s website at www.supermedia.com under the tab “Investors” or by contacting SuperMedia’s Investor Relations Department at (877) 343-3272. Copies of the documents filed by Dex One with the SEC will be available free of charge on Dex One’s website at www.dexone.com under the tab “Investors” or by contacting Dex One’s Investor Relations Department at (800) 497-6329.

SuperMedia and Dex One and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction. Information about these persons is set forth in SuperMedia’s proxy statement relating to its 2012 Annual Meeting of Shareholders and Dex One’s proxy statement relating to its 2012 Annual Meeting of Stockholders, as filed with the SEC on April 11, 2012 and March 22, 2012, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC. These documents can be obtained free of charge from the sources described above. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction (when available), which will be filed with the SEC.

Forward-Looking Statements

Certain statements contained in this document are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995, including but not limited to, statements about the benefits of the proposed transaction and combined company, including future financial and operating results and synergies, plans, objectives, expectations and intentions and other statements relating to the proposed transaction and the combined company that are not historical facts. Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to Dex One, SuperMedia, the combined company or their respective management, have been used to identify such forward-looking statements. All forward-looking statements reflect only Dex One’s and SuperMedia’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex One and SuperMedia. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex One’s, SuperMedia’s or the combined company’s actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements.

Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex One’s and SuperMedia’s publicly available reports filed with the SEC, which contain discussions of various factors that may affect the business or financial results of Dex One, SuperMedia or the combined company. Such risks and other factors, which in some instances are beyond either company’s control, include: the continuing decline in the use of print directories; increased competition, particularly from existing and emerging digital technologies; ongoing weak economic conditions and continued decline in advertising sales; the companies’ ability to collect trade receivables from customers to whom they extend credit; the companies’ ability to generate sufficient cash to service their debt; the companies’ ability to comply with the financial covenants contained in their debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; the companies’ ability to refinance or restructure their debt on reasonable terms and conditions as might be necessary from time to time; increasing interest rates; changes in the companies’ and the companies’ subsidiaries credit ratings; changes in accounting standards; regulatory changes and judicial rulings impacting the companies’ businesses; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; the companies’ ability to maintain agreements with major Internet search and local media companies; the companies’ reliance on third-party vendors for various services; and other events beyond their control that may result in unexpected adverse operating results.

With respect to the proposed merger, important factors could cause actual results to differ materially from those indicated by forward-looking statements included herein, including, but not limited to, the ability of Dex One and SuperMedia to consummate the transaction on the terms set forth in the merger agreement; the risk that anticipated cost savings, growth opportunities and other financial and operating benefits as a result of the transaction may not be realized or may take longer to realize than expected; the risk that benefits from the transaction may be significantly offset by costs incurred in integrating the companies; potential adverse impacts or delay in completing the transaction as a result of obtaining consents from lenders to Dex One or SuperMedia; failure to receive the approval of the stockholders of either Dex One or SuperMedia for the transaction; and difficulties in connection with the process of integrating Dex One and SuperMedia, including: coordinating geographically separate organizations; integrating business cultures, which could prove to be incompatible; difficulties and costs of integrating information technology systems; and the potential difficulty in retaining key officers and personnel. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus included in the registration statement on Form S-4 that Newdex intends to file with the SEC in connection with the proposed transaction.

None of Dex One, SuperMedia or the combined company is responsible for updating the information contained in this document beyond the publication date, or for changes made to this document by wire services or Internet service providers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEX ONE CORPORATION

/s/ Mark W. Hianik
Mark W. Hianik
Senior Vice President, General Counsel
& Chief Administrative Officer

Date: October 25, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release of Dex One Corporation issued October 25, 2012.

99.2	Additional Information of Dex One Corporation issued October 25, 2012.